                                                                  EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report for Collection of Fine Properties, Inc., dated January 23, 1998, included in ResortQuest International, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.


MORRISON, BROWN, ARGIZ AND COMPANY


Boulder, Colorado,
May 19, 1999.